As filed with the Securities and Exchange Commission on November 30, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22282

Cook & Bynum Funds Trust
 (Exact name of registrant as specified in charter)

820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
 (Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Ave
New York, NY 10016

205-994-2815
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2015

Date of reporting period:  October 1, 2014 - September 30, 2015

Item 1. Reports to Stockholders.

ANNUAL REPORT | SEPTEMBER 30, 2015

TABLE OF CONTENTS

Shareholder Letter	1

Manager Commentary	9

Disclosure of Fund Expenses	13

Schedule of Investments	15

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	32

Additional Information	33

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
September 30, 2015 (Unaudited)

Dear Partners:

For the six month period ended September 30, 2015, The Cook & Bynum Fund (the “Fund”) declined 3.4% net of all costs. The S&P 500 plus Dividends (“S&P”) fell 6.2% over the same period. For the one-year period ended September 30, 2015, the Fund declined 5.9% compared to a loss of 1.0% for the S&P, while the Fund returned 2.6% on an annualized basis versus 12.4% for the S&P during the three-year period ended September 30, 2015. Since inception on July 1, 2009 through September 30, 2015, the Fund has gained 9.3% per annum compared to 14.8% for the S&P. We are focused on long-term compounding of capital across market cycles and are unconcerned with short-term relative performance. We remain focused on only putting capital to work in investments that meet our absolute return requirements, and we will continue to prioritize the return of capital over the return on capital.

Past performance is not indicative of future results and current performance may be lower or higher that the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2017.

Portfolio Update

The brief slump in equity prices in August along with weaker emerging market currencies allowed us to add to our holdings in Arca Continental and Coca-Cola Embonor at prices we expect to yield a good return. The window of attractive prices for these two companies was brief, and limited trading volume at our desired prices prevented us from buying as much of either as we would have liked.

While the ongoing appreciation of the dollar has enhanced the fund’s purchasing power and has delivered the long-term benefit of allowing us to increase the fund’s stakes in these excellent businesses, it has also created some currency headwinds in the shorter-term. Many of the businesses the Fund owns earn income (in some cases the majority of their income) in

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
September 30, 2015 (Unaudited)

foreign currencies, but for accounting purposes report in US dollars, which means the strengthening dollar has decreased reported earnings. For example, in an earnings report earlier this year, Microsoft’s management estimated that adverse currency movements reduced quarterly revenues by 3%. These movements have also lowered the reported values of the Fund’s stakes in its foreign-denominated holdings.

The relatively quick recovery of U.S. stock prices after August’s market drawdown generally returned the valuations of U.S.-based businesses that we like to prices well above ones at which we would add to what we already own or at which we would build a new position. One exception is Walmart, which traded off sharply earlier this month after the company announced lower than expected net income guidance for next year during an analyst day that we attended. Walmart is investing in two big initiatives. The first is transforming the world’s most profitable bricks and mortar retailer into an integrated retailer that can seamlessly service customers in stores, online, and in a hybrid of the two. This shift is well underway, but it is expensive. Second, Walmart correctly perceives a need to improve its customers’ experience in its stores. To begin to enhance the experience, Walmart is raising starting wages from below $8/hour to $10/hour to attract better front-line associates. Seventy-five percent of the projected decline in earnings for next year is represented by this investment in labor. Other efforts to better the customer experience include reinstituting department heads and improving the fresh grocery offering.

Once the in-store experience improves, Walmart plans to lower prices in 2017 (fiscal year 2018) to draw customers and to drive comparable store sales in fiscal years 2018 and 2019. These investments in labor and lower prices will flow through the financials differently than if the company opened new stores (as an expense on the income statement rather than as capex on the cash flow statement), but they ultimately are not any different from an owner-earnings perspective provided that the investments are indeed wise. We are closely monitoring the execution of these initiatives to assess whether they increase traffic, sales, and customer satisfaction.

In the case of Walmart, we would be much more concerned about the health of the company if the lower than expected guidance was due to top-line revenue concerns. The reality is that Walmart is still a growing business, maintaining its moat of low-cost leadership. To better satisfy the customer of tomorrow, Walmart is trying to both improve its in-store experience and create a compelling online offering. We expect that the company will still make around $13 billion in owner-earnings next year after accounting for

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
September 30, 2015 (Unaudited)

these new investments. We believe the company’s share price has declined much more than its intrinsic value, widening the price-to-value discount and increasing our expected future returns from the investment.

Investing vs. Speculating: Price Matters

The current opportunity set remains distorted by central bankers’ actions, and their historic experiment is recreating a phenomenon reminiscent of 1999. Many “new economy” businesses are trading at astronomical valuations that barely discount earnings not expected until the very distant future. For example, Facebook’s and Amazon’s market capitalizations are well above Walmart’s:

($’s in millions)	Walmart	Amazon	Facebook
Revenues (LTM)	$485,621	$100,588	$ 14,639
Net Income (LTM)	$ 15,493	$ 328	$ 2,722
Market Capitalization	$185,239	$293,004	$294,424
P/E Ratio	12.0x	893.3x	108.2x

   Source: Bloomberg, CBCM; data as of October 29, 2015

Maybe things will work out for speculators in Amazon and Facebook, and the growth that is priced into these companies’ respective stock prices will come to fruition. But we fear shareholders purchasing at these levels will be fortunate not to lose capital permanently. Amazon and Facebook are priced such that they must grow at a staggering percentage annually to produce their current market capitalization in discounted earnings – let alone to yield an additional satisfactory return for their shareholders. In contrast, Walmart, which is trading at around twelve times this year’s earnings, must only grow modestly over the next decade to produce a satisfactory return. In fact, we think it is far more likely that Walmart will earn $185 billion over the next twelve years than will either Amazon or Facebook. And this is not to pick on these companies, both of which are doing fascinating and disruptive things, but they are just two high profile examples of dizzying valuations among many others in what are expensive markets.

Investors, as opposed to speculators, must be disciplined enough to participate only in opportunities where the odds are stacked in their favor because the future is uncertain. Our investment approach is centered around this idea, as we look for businesses that have a leg up both because they have built durable competitive advantages and have managers who are focused on digging these moats deeper. Perhaps most importantly, we only invest in companies whose stocks are not priced for perfection. We will inevitably be wrong about some part of our expectations for the operating performance of a company, but if we

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
September 30, 2015 (Unaudited)

buy at an attractive valuation then we have a good chance both to prevent permanent capital loss when we make mistakes and to realize outsized returns when we are correct. The Fund’s experience with Microsoft is a useful example. We were fortunate that Mr. Market ultimately offered us Microsoft shares at just under $25 per share in 2011, which was about 40% of its 1999 all-time high and priced at only 7 times earnings after adjusting for cash on the balance sheet. Contrast that valuation with the 72 times earnings Microsoft was commanding at its peak. An investment’s return is determined by the price paid for it. Speculators have yet to fully recover any investment made in Microsoft in 1999, while price-sensitive and valuation-conscious buyers have had a chance to earn a significant return in the interim period.

Research Trips

We visited several countries in South America, Europe, and Africa during the summer and into the early fall. We continue to focus more and more of our time on expanding our geographic circle of competence in places where we can garner a real informational advantage and that tend to offer more frequent and attractive mispricings.

Latin America

Dowe spent a week in Peru and Colombia researching several companies we already follow and meeting with many more. Both countries are increasingly interesting places to do business as military governments have given way to elected ones, and paramilitary opposition groups and drug lords have been mostly eliminated. Economic growth has been fundamental to increased domestic peace as young men would rather have jobs than hide out in jungles to be hunted by the military. The big cities are vibrant and generally safe places, but both countries have third-world transportation infrastructure. Unlike in Brazil where political corruption and paralysis seem to prevent any major improvements, Colombia and Peru continue to try to fund needed road, rail, and energy projects. While China’s slowdown has really reduced growth, as mining is the predominant industry in both countries, prudent infrastructure investment and growing middle classes should allow both countries to grow faster than the developed world for many years, though this growth will likely be quite volatile. We continue to follow several interesting businesses, but we will not invest until prices come down or until the dollar further strengthens against local currencies.

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
September 30, 2015 (Unaudited)

Iberia

Richard met with several companies and money managers in Spain and Portugal. He was able to improve our valuation estimates for a few outstanding companies, to identify several new companies for further research, and to eliminate a few companies from our watch list. For example, several years ago we spent a week visiting a variety of stores in Poland and came away impressed with one retailer in particular, which happened to be based in Portugal. During this recent trip, Richard spent a day with the retailer’s management at their headquarters and also toured their Portuguese stores. While the Polish business continues to excel versus its competitors, the Portuguese operations face tougher competition. In Colombia, the company is trying to replicate its success in Poland with a similar format, but it is too early to tell if the investment will bear fruit. We will continue to follow this business, along with several others, in the hopes that they will eventually trade at significant discounts to intrinsic value.

One of the main reasons to visit a country is to observe firsthand the facts on the ground. Another is to talk to people doing business there who are not primarily reading the English-language media, which means that they often have viewpoints that diverge from ours. Both practices broaden our perspective and give us a worldview that is closer to reality. Among others, three particular observations – related to housing, employment, and government spending – stuck with Richard during his time in Spain and Portugal:

•
Spain is suffering with a reported unemployment rate of 21.2%; however, nearly everyone Richard spoke with believes that the actual rate is materially lower. A lot of workers find employment in the informal economy to earn tax-free income while continuing to receive social-welfare benefits[1]. Structural barriers create powerful incentives to game the system.

•
Spain is still recovering from the real estate bubble that burst in 2008. On the outskirts of towns, thousands of unfinished homes sit deteriorating. At some point they will have to be bulldozed. Despite this fact, the interest rate environment has led to a great deal of new foreign real estate investment in urban areas. It remains to be seen if the return on investment in these projects will be satisfactory, especially if interest rates rise.

__________
[1]
http://www.economist.com/news/europe/21659779-employment-rises-los-revisores-are-cracking-down-those-who-work-gray-market-spains fsrc=scn/tw/te/bl/st/spainthinksitsworkersarenotreallyasunemployedastheysay

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
September 30, 2015 (Unaudited)

•
One example of a commonly held belief in Europe is the wisdom of Keynesian spending on infrastructure projects. In Portugal, Richard drove on beautiful, empty six lane motorways that were significantly overbuilt for the actual need. Similarly in Spain, Richard drove through miles and miles of “tunnels to nowhere” that must have cost a fortune. He also rode across elaborate bridges and overpasses that cross simple farms when a ground-level motorway through the crops would have been sufficient and much cheaper. The net effect on GDP of these roads has to be less than €€1 of GDP for every €€1 spent. This sacredly held belief that government spending on infrastructure always pays for itself wins a lot of elections but reduces economic output because it misallocates scarce capital.

European Monetary Union

Richard’s time on the continent also gave him an up-close view of a number of significant challenges that the euro faces. The most obvious is that the euro is not really a single currency but rather a fixed exchange rate system without a fiscal union. Such systems typically last until the underlying intrinsic currency values become so disjoined from the fixed exchange rate that the economic costs of preserving the fiction become too expensive to bear. This point has already been reached in Greece, but the rest of Europe continues to be willing to paper over that problem by extending and pretending that Greece has the ability to service and ultimately to repay its debt. Greece will simply never be able to satisfy the debt it has incurred in euro because its fiscal policy and economic structure are too divergent from the more structurally sound Eurozone members. Its focus can remain on austerity, but until the country actually starts collecting tax revenues (not paying taxes is a deeply-ingrained cultural practice that is a legacy of Ottoman Empire domination prior to World War I) and economic expansion further grows the tax base, there remains a negligible chance of the country’s making good on its debts.

Most of the people Richard spoke with believed the proper solution to this problem of a fixed exchange rate system masquerading as a common currency was to consolidate fiscal power in Brussels. This “United States of Europe” solution would eliminate the inconvenience of having multiple countries with different views about the right way forward by allowing only one way forward. Given the diversity and history of the countries in the Eurozone this solution seems entirely unmanageable. Interestingly, when Richard raised this point with several proponents, the real underlying motivation for the EU emerged. Their responses all boiled down to their fear of another war on the continent. They believe that each country’s

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
September 30, 2015 (Unaudited)

surrendering some sovereignty and the significant negative economic consequences of the union are both worth enduring to further yoke the states together and hopefully to prevent another war. We believe that greater consolidation of power in Brussels will raise the stakes and thereby make armed conflict more likely, but this view is certainly not the consensus. Just imagine the domestic reactions if Brussels started telling France and Italy how many migrants they must absorb or telling Germany the euro was going to be debased in a major way to fund southern European budget deficits.

The EU has largely held together to date for two reasons. One, past economic growth has been able to fund current spending in excess of likely future growth potential. Two, virtually every government has conceded that a left-center, slightly socialist policy is the best way to run a government. The differences between the most libertarian governments and the most interventionist governments in the last 20 years have been minor compared to much wider historical differences. This status quo is unlikely to persist. In fact, right now several parties are winning elections throughout Europe on platforms that diverge widely from this consensus such as Podemos’ success in Spain and Syriza’s triumphs in Greece. In the long run, the EU is unlikely to survive a libertarian rise in one country with a communist/fascist rise in another. Such a dichotomy will inevitably develop.

We continue to follow and identify individual businesses in Europe that are doing interesting things, especially multinationals that are transacting in faster-growing corners of the world; however, we remain realistic that the structural impediments to economic growth and entrepreneurship will persist. We continue to expect emerging market growth to outpace continental Europe’s for a long time.

South Africa

We have been interested in investment opportunities in Africa for several years. While there are certainly many challenges, the potential to reach a large, young, and growing population should yield some attractive opportunities over time. As a starting point for better understanding consumers in Africa, Richard spent ten days in South Africa meeting with the management teams of several interesting companies as well as visiting a variety of stores. He returned very impressed with management at one company in particular, and we hope that we will get the chance to buy this business or one or two others that Richard visited when expected returns are appealing.

THE COOK & BYNUM FUND	SHAREHOLDER LETTER
September 30, 2015 (Unaudited)

Despite these interesting individual opportunities, our eyes are wide open to South Africa’s problems. President Jacob Zuma’s administration and parts of his party, the African National Congress (ANC), have been systematically corrupt, including recent bribery scandals involving Hitachi and Volkswagen. But encouragingly, discussions with people among all races and across the socioeconomic spectrum revealed widespread recognition of this corruption. This recognition and the resulting popular outcry are unlikely to threaten the ANC’s control over the federal government, but hopefully it will lead to some positive change at the margin. Archbishop Desmond Tutu has recently lent his gravitas to the opposition of this corruption, reminding people of the sacrifices of the anti-apartheid movement. Security, pro-labor union policies, and brain drain remain big structural issues for South Africa to confront.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund. We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals. We eschew leverage to minimize risk and to maximize long-term returns. We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain. In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment. If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us. Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

J. Dowe Bynum

Richard P. Cook

THE COOK & BYNUM FUND	MANAGER COMMENTARY
September 30, 2015 (Unaudited)

As of September 30, 2015, the net asset value (NAV) attributable to the 8,400,072 shares outstanding of The Cook & Bynum Fund (“Fund”) was $14.55 per share. This NAV compares with an unaudited NAV of $15.06 per share as of the Fund’s Semi-Annual Report dated March 31, 2015. Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 9.30.15

Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception(1)
The Cook & Bynum Fund	-5.92%	2.55%	7.59%	9.26%
S&P 500 Index(2)	-0.61%	12.40%	13.34%	14.82%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. You cannot invest directly in an index.

As of September 30, 2015 the gross and net expense ratios of the Fund were 1.75% and 1.49%, respectively. Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2017.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee

THE COOK & BYNUM FUND	MANAGER COMMENTARY
September 30, 2015 (Unaudited)

waivers in effect, and any contractual expense reimbursements. Without these waivers and reimbursements, performance would have been lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Many factors affect performance including changes in market conditions in response to economic, political, or financial developments. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy. We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values and there is no guarantee that quoted prices will reflect these appraisals over any short period of time. In the absence of attractive prices, we are more than willing to hold cash and patiently wait for compelling investment opportunities.

The following chart shows the asset and geographic allocations as a percentage of net assets. Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 9.30.15

THE COOK & BYNUM FUND	MANAGER COMMENTARY
September 30, 2015 (Unaudited)

Portfolio Changes for the six months ended 9.30.15

New Holdings	Eliminations
None	None

While we neither added a new position nor eliminated an existing one over the past six months, we were able to purchase additional shares in both Arca Continental and Coca-Cola Embonor, primarily thanks to the increased purchasing power of our residual cash as the dollar strengthened against the Mexican and Chilean pesos. We continue to remain both patient and disciplined to the valuations that we are willing to pay for businesses that are within our circle of competence.

Performance Contribution

Microsoft was the second best-performing security in the portfolio, and as the Fund’s third-largest holding contributed the most to the Fund’s performance for the period. Coca-Cola Embonor also had a meaningful positive contribution to performance. Coca Cola had a negligible positive impact. Walmart was the largest drag on performance, followed by Arca Continental, Berkshire Hathaway, and Procter & Gamble.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed. The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities to the extent that CBCM believes that we are able to find businesses with appropriate risk/reward profiles. To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities. Such securities (i.e. U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when suitable equity investments present themselves. At period end, the Fund had 41.0% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury Bills). CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities without the appropriate return profile and price-to-

THE COOK & BYNUM FUND	MANAGER COMMENTARY
September 30, 2015 (Unaudited)

value discount. There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund. Your portfolio managers do not invest with outside managers or hold individual stocks. Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY or visit www.cookandbynum.com/cobyx. Read the prospectus carefully before investing.

THE COOK & BYNUM FUND	DISCLOSURE OF FUND EXPENSES
September 30, 2015 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from April 1, 2015 through September 30, 2015.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

THE COOK & BYNUM FUND	DISCLOSURE OF FUND EXPENSES
September 30, 2015 (Unaudited)

		Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	4/1/2015 to	Expense
	4/1/15	9/30/15	9/30/2015(1)	Ratio
Actual Fund Return	$1,000.00	$ 966.10	$7.34	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.60	$7.54	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365.

THE COOK & BYNUM FUND	SCHEDULE OF INVESTMENTS
September 30, 2015

Description	Shares	Value
DOMESTIC COMMON STOCKS (44.0%)

Household Products (3.3%)
Procter & Gamble Co.	55,600	$3,999,864

Hypermarkets and Supercenters (12.1%)
Wal-Mart Stores, Inc.	228,000	14,783,520

Multi-Sector Holdings (5.2%)
Berkshire Hathaway, Inc. – Class B(1)	49,000	6,389,600

Soft Drink Manufacturing (12.0%)
Coca-Cola Co.	364,700	14,631,764

Software (11.4%)
Microsoft Corp.	316,564	14,011,123
TOTAL DOMESTIC COMMON STOCKS
(Cost $41,062,005)		$53,815,871

FOREIGN COMMON STOCKS (15.0%)

Soft Drink Bottling and Distribution (15.0%)
Arca Continental SAB de CV	2,042,583	11,502,813
Coca Cola Embonor – Class B	4,179,957	6,834,126
		18,336,939
TOTAL FOREIGN COMMON STOCKS
(Cost $15,925,979)		$18,336,939

See accompanying Notes to Financial Statements.

THE COOK & BYNUM FUND	SCHEDULE OF INVESTMENTS
September 30, 2015

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (40.5%)

U.S. Treasury Bills (40.5%)
0.000%, 12/24/2015(1)	$19,315,000	$19,307,113
0.000%, 12/31/2015(1)	30,181,700	30,167,204
TOTAL SHORT-TERM INVESTMENTS
(Cost $49,474,317)		$49,474,317
TOTAL INVESTMENTS (99.5%)
(Cost $106,462,301)		$121,627,127
TOTAL CASH INCLUDING
FOREIGN CURRENCY (0.5%)		661,946
TOTAL LIABILITIES
LESS OTHER ASSETS (0.0%)		(35,612)
NET ASSETS (100.0%)		$122,253,461

(1)	Non-income producing security.

Common Abbreviations:
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

THE COOK & BYNUM FUND	STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

ASSETS:
Investments, at value (cost $106,462,301)	$121,627,127
Cash	223,778
Foreign currency, at value (cost $465,887)	438,168
Receivable for fund shares sold	350
Dividends and interest receivable	120,351
Prepaid expenses	32,161
Total Assets	122,441,935

LIABILITIES:
Accrued investment advisory fees, net of waiver	129,977
Other payables and accrued expenses	58,497
Total Liabilities	188,474
NET ASSETS	$122,253,461

COMPOSITION OF NET ASSETS:
Paid-in capital	$107,218,205
Accumulated undistributed net realized loss on
investments and foreign currency transactions	(101,851)
Net unrealized appreciation (depreciation) on
investments and foreign currency translation
Investments securities	18,416,515
Foreign currency translation	(3,279,408)
Net Assets	$122,253,461

Shares of common stock outstanding
(unlimited number of shares authorized)	8,400,072
Net Asset Value Per Share	$14.55

See accompanying Notes to Financial Statements.

THE COOK & BYNUM FUND	STATEMENT OF OPERATIONS
For the Year Ended September 30, 2015

INVESTMENT INCOME:
Dividends (Net of withholding tax of $107,924)	$1,877,220
Interest	14,149
Total Investment Income	1,891,369

EXPENSES:
Investment adviser fees	2,028,069
Fund accounting and administration fees	105,093
Transfer agent fees and expenses	64,806
Federal and state registration fees	27,988
Trustee fees	26,960
Insurance fees	25,929
Custody fees	25,090
Legal fees	23,999
Auditing and tax fees	17,000
Service fees	15,550
Printing fees	12,327
Chief compliance officer fees	8,190
Miscellaneous expense	3,339
Total expenses before reimbursement	2,384,340
Less fees reimbursed by investment adviser	(356,271)
Net Expenses	2,028,069
Net Investment Loss	(136,700)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	4,709,765
Foreign currency transactions	(21,378)
Total	4,688,387
Net change in unrealized depreciation on:
Investments securities	(9,871,231)
Foreign currency translation	(2,602,680)
Total	(12,473,911)
Net Realized and Unrealized loss on Investments
and Foreign Currency Transactions and Translations	(7,785,524)
Net Decrease in Net Assets from Operations	$(7,922,224)

See accompanying Notes to Financial Statements.

THE COOK & BYNUM FUND	STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014
FROM OPERATIONS:
Net investment loss	$(136,700)	$(184,789)
Net realized gain on investments
and foreign currency transactions	4,688,387	604,828
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency translation	(12,473,911)	12,352,690
Net Increase (Decrease) in Net Assets
from Operations	(7,922,224)	12,772,729

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(125,960)
From net realized gains	(5,430,208)	(3,155,366)
Total distributions	(5,430,208)	(3,281,326)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	5,078,879	21,577,852
Dividends reinvested	4,441,747	2,760,402
Value of shares redeemed	(20,967,382)	(14,779,281)
Net Increase (Decrease) Resulting from
Capital Transactions	(11,446,756)	9,558,973
Redemption fees	1,610	2,300
Net Increase (Decrease) in Net Assets	(24,797,578)	19,052,676
NET ASSETS:
Beginning of period	147,051,039	127,998,363
End of period*	$122,253,461	$147,051,039
* Including accumulated undistributed
net investment loss of	$—	$(331,804)

See accompanying Notes to Financial Statements

THE COOK & BYNUM FUND	FINANCIAL HIGHLIGHTS
For a share outstanding throughout the periods indicated

Net Asset Value – Beginning of Period

Income from Investment Operations
Net investment loss(1)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions and translations(1)

Total Income from Investment Operations

Distributions to Shareholders
Net investment income
Net realized gains

Total Distributions

Capital Share Transactions
Redemption fees added to paid-in capital

Total Capital Share Transactions
Net Asset Value – End of Period
Total Return
Ratios and Supplemental Data:
Net assets, at end of period (000s)
Ratios to average net assets:
Expenses including reimbursement/waiver
Expenses excluding reimbursement/waiver
Net investment loss including reimbursement/waiver
Net investment loss excluding reimbursement/waiver
Portfolio turnover rate

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.

See accompanying Notes to Financial Statements

THE COOK & BYNUM FUND	FINANCIAL HIGHLIGHTS
For a share outstanding throughout the periods indicated

For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
September 30,	September 30,	September 30,	September 30,	September 30,
2015	2014	2013	2012	2011
$16.05	$14.99	$14.88	$12.99	$11.94

(0.02)	(0.02)	(0.01)	(0.03)	(0.02)

(0.89)	1.44	0.65	2.64	1.26
(0.91)	1.42	0.64	2.61	1.24

—	(0.01)	—	—	(0.01)
(0.59)	(0.35)	(0.53)	(0.72)	(0.18)
(0.59)	(0.36)	(0.53)	(0.72)	(0.19)

— (2)	— (2)	— (2)	— (2)	— (2)
— (2)	— (2)	— (2)	— (2)	— (2)
$14.55	$16.05	$14.99	$14.88	$12.99
(5.92)%	9.64%	4.55%	20.97%	10.49%

$122,253	$147,051	$127,998	$94,299	$56,675

1.49%	1.49%	1.57%	1.88%	1.88%
1.75%	1.76%	1.81%	2.12%	2.53%
(0.10)%	(0.13)%	(0.06)%	(0.25)%	(0.15)%
(0.36)%	(0.40)%	(0.30)%	(0.49)%	(0.80)%
1%	6%	20%	25%	39%

See accompanying Notes to Financial Statements.

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
September 30, 2015

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”). The affairs of the Trust are managed by a Board of Trustees (the “Board”). The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”). The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision. The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest. The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation: Equity securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. To the extent domestic and foreign equity securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Debt securities, including short-term investments with maturities greater than 60 days, are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing similar securities or by dealers who make markets in such securities and are categorized in Level 2 of the fair value hierarchy. Debt securities shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in level 2 of the fair value hierarchy.

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
September 30, 2015

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee. The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated. In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy. In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
September 30, 2015

C. Fair Value Measurements: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
September 30, 2015

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$53,815,871	$—	$—	$53,815,871
Foreign
Common Stocks	18,336,939	—	—	18,336,939
Short-Term
Investments	—	49,474,317	—	49,474,317
TOTAL	$72,152,810	$49,474,317	$—	$121,627,127

(1)	Please refer to the schedule of investments to view securities by industry type.

During the year ended September 30, 2015, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1 and Level 2 as of the end of the reporting period. All securities of the Fund were valued using Level 1 and Level 2 inputs during the year ended September 30, 2015. Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E. Federal Income Taxes: It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
September 30, 2015

penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2012.

F. Distributions to Shareholders: Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates: The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

H. Share Valuation: The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading. The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book-to-tax differences that may have an impact on the character of each Fund’s distributions.

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
September 30, 2015

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

A. Tax Basis of Distributions to Shareholders: The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014
Ordinary Income	$—	$80,151
Long-Term Capital Gains	5,430,208	3,201,175
Total	$5,430,208	$3,281,326

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended September 30, 2015, certain differences were reclassified. These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets. The reclassifications were as follows:

Increase/(Decrease) Accumulated net investment income/(loss)	$468,504
Increase/(Decrease) Accumulated net realized gain/(loss)
on investments and foreign currency transactions	$72,801
Increase/(Decrease) Paid In Capital	$(541,305)

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
September 30, 2015

B. Tax Basis of Investments: As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$106,520,754
Gross unrealized appreciation	20,094,764
Gross unrealized depreciation	(1,736,702)
Net tax unrealized appreciation	18,358,062
Undistributed ordinary income	—
Undistributed long-term capital gains
Accumulated earnings	—
Other accumulated gains (losses)	(3,322,806)
Total accumulated earnings	$15,035,256

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st. For the fiscal year ended September 30, 2015, the Fund elected to defer on a tax basis, late-year capital losses in the amount of $43,398.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser. The Management Agreement has been renewed through May 26, 2016. Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund. At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board. The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund. The Board has been advised of such potential conflicts and believes

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
September 30, 2015

that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund. The management fee is paid at an annual rate equal to 1.49% of the average daily net assets of the Fund. Prior to January 1, 2013 the management fee was equal to 1.50% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2016. Prior to January 1, 2013 the Fund’s net annual operating expenses were 1.88% of average daily net assets. Without this agreement, expenses for shares of the Fund would be higher. The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. Accordingly, as of September 30, 2015, $170,892 of previously waived fees have expired. For the years ended September 31, 2015, September 30, 2014, and September 30, 2013, the Adviser may in the future recover fee reductions and expense reimbursements totaling, $356,271, $380,171, $247,157, respectively, from the Fund. The adviser may recover these amounts no later than September 30, 2018, 2017, and 2016, respectively. In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s cost structure and effectively eliminated its ability to recapture any of the Fund’s organizational expenses or previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser. An employee of the Adviser serves as Chief Compliance Officer for the Trust. An employee of U.S. Bancorp Fund Services, LLC also serves as an Officer of the Trust.

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
September 30, 2015

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS. Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services.

Additionally, the Fund has entered into a Distribution Agreement with BHIL Distributors, Inc. (an affiliate of Beacon Hill Fund Services, Inc.).

Line of Credit: The Fund has established a line of credit (“LoC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral. The LoC will mature, unless renewed, on June 12, 2016. Borrowing under the LoC is limited to the lesser of $13,000,000, 10% of the gross market value of the Fund or 33 1/3% of the net market value of the unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 3 1/4% at September 30, 2015. During the year ended September 30, 2015, the Fund did not borrow on the LoC.

5. INVESTMENT TRANSACTIONS

During the year ended September 30, 2015, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $942,451, and $14,544,695, respectively. There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2015.

6. SHARES OF BENEFICIAL INTEREST

On September 30, 2015, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund. Transactions in shares of beneficial interest were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014
Beginning Shares	9,161,416	8,540,258
Shares Sold	328,153	1,407,511
Shares Issued in Reinvestment
of Distributions	283,637	181,248
Total	9,773,206	10,129,017
Less Shares Redeemed	(1,373,134)	(967,601)
Ending Shares	8,400,072	9,161,416

THE COOK & BYNUM FUND	NOTES TO FINANCIAL STATEMENTS
September 30, 2015

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2015, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 69% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

REPORT OF INDEPENDENT REGISTERED
THE COOK & BYNUM FUND	PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Cook & Bynum Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Cook & Bynum Fund (the “Fund”), as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cook & Bynum Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
November 24, 2015

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $7,500 with an additional $2,500 paid to the Chairman of the Audit Committee. All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30 is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov. The Fund’s form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
The Fund designated % of dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2015 as dividends qualifying for the dividends received deduction to corporate shareholders.

Qualified Dividend Income
The Fund designated % of dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2015 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871 (k)(2)(C) of the Internal Revenue Code.

5. BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held May 14, 2015, the Board of Trustees of The Cook & Bynum Funds Trust (the “Trust”), including a majority of the independent trustees, evaluated and approved the renewal of the advisory contract between the Trust, on behalf of The Cook & Bynum Fund (the “Fund”), and Cook & Bynum Capital Management, LLC (the “Adviser”). In advance of the May 14, 2015 meeting, the Board requested and received materials to assist them in considering the advisory contract. The materials contained information with respect to the factors enumerated below, including the advisory contract, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the advisory contract, and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to the Adviser (including due diligence questionnaires competed by the Adviser, the Adviser’s Form ADV, biographic information regarding the Adviser’s key management and investment advisory personnel, the Adviser’s compliance manual, and comparative fee information relating to the Fund) as well as other pertinent information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the independent trustees), approved the renewal of the advisory contract between the Adviser and the Trust, on behalf of the Fund. In approving the renewal of the advisory contract, the trustees considered all information they deemed reasonably necessary to evaluate the terms of the contract in accordance with the Gartenberg factors. In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature and Quality of Services
The trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Fund. They considered a presentation by the Adviser describing the application of the Fund’s stated investment strategy, portfolio research process, and third party vendor oversight, and regulatory compliance services provided by the Adviser to the Fund. The presentation included, and the trustees considered, information describing the personnel responsible for the day-to-day management of the Fund, the Adviser’s existing and planned

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

staffing levels, and the Adviser’s portfolio management capabilities. The trustees also considered information regarding the Adviser’s compliance policies and procedures and discussed the quality of the Adviser’s compliance infrastructure. Based on these factors, the trustees concluded that they were satisfied with the nature, extent, and quality of services provided by the Adviser under the advisory contract, and that the Adviser was providing essential services to the Fund.

Investment Performance
The trustees reviewed the Fund’s performance under the Adviser’s management. They considered the Fund’s performance and compared the performance of the Fund to its benchmark, the S&P 500 Index Plus Dividends, as well as other benchmark indices and its Morningstar category over various periods of time, including since the Fund’s inception on July 1, 2009. They noted that, while the Fund had performed well on an absolute basis, the Fund had underperformed its benchmark and Morningstar category for the 1-year period, 3-year period, 5-year period and period since inception, each ending March 31, 2015, while also recognizing that the Fund has held a significant amount of cash in the portfolio due to a lack of investment opportunities that meet the Adviser’s investment criteria. The trustees led a thorough discussion related to the investment strategy and performance expectations in the current market. They also considered the Fund’s performance compared to the performance of peer group funds for the specified time period. They considered the source of the information and discussed performance of certain funds included in the peer group. Lastly, the trustees considered the Fund’s performance in light of information provided by the Adviser concerning the performance of the Adviser’s privately pooled investment vehicles that apply the same investment approach. The trustees concluded that the Fund’s overall performance was satisfactory and warranted the continuation of the advisory agreement.

Fees
The trustees examined the fees paid to the Adviser under the advisory contract, the Fund’s overall expense ratio, and the fund expenses paid by the Adviser pursuant to the Fund’s expense limitation agreement. They reviewed information compiled by an independent, third party data source comparing the Fund’s advisory fee and expense ratio to the advisory fees charged by, and the expense ratios of, peer group funds. They considered the Adviser’s obligation under the expense limitation agreement to reimburse the Fund for the excess, if any, in any period during the term of the agreement that the Fund’s operating expenses are over 1.49% of the Fund’s average daily net asset values. The trustees also considered information regarding the management

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

fees charged by the Adviser to its other advisory accounts noting that clients in the other advisory accounts were charged a 1.50% management fee plus other operating expenses. While the trustees noted that the Fund’s management fee was on the higher end relative to its peer group, it also noted that the Fund’s overall fee level after the fee waiver was near the median for the same peer group. After further discussion of the relevant factors, the trustees concluded that those fees were appropriate considering the services provided by the Adviser and were fair and reasonable.

Profitability and Other Benefits to the Investment Adviser
The trustees next reviewed financial information provided by the Adviser, discussed the Adviser’s financial position and profitability with respect to the Fund and evaluated the Adviser’s financial commitment to the Fund. They also considered other benefits to the Adviser as a result of its relationship with the Fund. After further discussion, the trustees concluded that the Adviser’s profitability from its relationship with the Fund was not excessive and would support renewal of the contract.

Economies of Scale
The trustees considered information concerning economies of scale and whether the existing fees paid by the Fund to the Adviser might require adjustment in light of any economies of scale. The trustees determined that no modification of the existing fee level was necessary.

In light of the factors discussed and considered, the trustees concluded that the renewal of the advisory contract was in the best interest of the Fund and its shareholders. This conclusion was not based on any single factor, but on evaluation of all of the factors and information reviewed and evaluated by the trustees. Based upon such conclusions, the trustees, including all of the independent trustees, approved the renewal of the advisory contract.

6. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware. Information pertaining to the Trustees and Officers of the Trust are set forth on the following page. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

Interested Trustees and Officers

# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions

Interested Trustees

J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been a	1	None
Bynum^	Vice	has served	Principal of and Portfolio
Year of	President,	as a Trustee	Manager for Cook & Byum
Birth:	Secretary	of the Trust	Capital Management, LLC
1978		since March	(“CBCM”) since 2006. From
		2009.	August 2001 to December 2006,
Mr. Bynum managed individual
accounts at Cook & Bynum
Capital Mgt., LLC, which also
served as sub-advisor to private
investment funds Gullane Capital
Partners LLC and Gullane
Capital Partners Encore LLC.

Independent Trustees

Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	(an insurance claims		Crawford &
1955		since May	management company) since		Company
		2010.	January 1, 2010. From 2001 to
2010, he was Executive Director
at the international investment
firm Arcapita, Inc. Before joining
Arcapita, Inc., Mr. Ogburn spent
more than 15 years at the The
Robinson-Humphrey
Company, Inc., an investment
banking firm.

Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions

Donald P.	Trustee	Mr. Carson	Managing Director of The	1	None
Carson		has served	Ansley Capital Group LLC and
Year of		as a Trustee	a Principal of Ansley Equity
Birth:		of the Trust	Partners, LLC since 2014.
1949		since April	Mr. Carson has been the
		2014.	Principal at each of the Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003 to
April 2013.

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years

Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for Cook & Bynum Capital Management,
Year of		as President	LLC since 2006. From August 2001 to December
Birth:		of the Trust	2006, Mr. Cook managed individual accounts at
1978		since March	Cook & Bynum Capital Mgt., LLC, which also
		2009.	served as sub-advisor to private investment funds
Gullane Capital Partners LLC and Gullane Capital
Partners Encore LLC.

David A.	Vice	Mr. Hobbs has	Since May 2010, Mr. Hobbs has served as a
Hobbs	President	served as	Principal and President of CBCM. From June 2003
Year of		Vice	to May 2010, he was a Principal of Founders
Birth:		President	Investment Banking, LLC.
1977		of the Trust
since January
2011.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

THE COOK & BYNUM FUND	ADDITIONAL INFORMATION
September 30, 2015 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years

Ashley A.	Vice	Ms. Morris	Ms. Morris joined CBCM in January 2009 and is
Morris	President,	has served	currently Director of Fund Operations for CBCM as
Year of	Chief	as Vice	well as CCO of both the Fund and CBCM.
Birth:	Compliance	President
1975	Officer,	and Assistant
	Assistant	Secretary of
	Secretary	the Trust
since May
2009. Ms.
Morris has
served as Chief
Compliance
Officer of
the Trust
since May
2012.

Christopher	Treasurer	Mr. Remington	Mr. Remington joined USBFS in 2004 and is
M.	has served		currently a Vice President.
Remington	as Treasurer
Year of	of the Trust
Birth:	since August
1978	2015.
c/o U.S.
Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, WI
53201-0701

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

(This Page Intentionally Left Blank.)

THE COOK & BYNUM FUND

ANNUAL REPORT | SEPTEMBER 30, 2015

Fund distributed by BHIL Distributors, Inc.
www.cookandbynum.com/cobyx | 877-839-COBY (2629)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Charles H. Ogburn is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2015	FYE 09/30/2015
Audit Fees	$13,500	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no services that were approved applicable to non-audit services pursuant to waiver of pre-approval requirement.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2015	FYE 09/30/2014
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)   /s/ Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date 11/24/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Richard P. Cook
   Richard P. Cook,
   President (Principal Executive Officer)

Date  11/24/15

By (Signature and Title)  /s/ Christopher M. Remington
   Christopher M. Remington
   Treasurer (Principal Financial Officer)
Date 11/24/15